UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

ÿWritten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿSoliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿPre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿPre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On December 12, 2012, the Corporation posted its revised Investor Presentation on the Corporation’s website, www.myprovident.com, under Presentations in the Investor Relations section.  A copy of the revised Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

                 (d)  Exhibits

 The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1	Revised Investor Presentation of Provident Financial Holdings, Inc. dated September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2012	PROVIDENT FINANCIAL HOLDINGS, INC

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating Officer and
Chief Financial Officer
(Principal Financial and Accounting Officer)